Exhibit 10.26

Bruce Swain Executive Vice President Chief Financial Officer

November 15, 2006

Mr. W. Forrest Bell

[redacted]

RE:	Corporate Controller

Dear Forrest:

I am very pleased to extend you an offer to join Crawford & Company in the regular full-time position of Corporate Controller, reporting directly to me as Chief Financial Officer. Your employment will be contingent upon (1) your passing a drug test, (2) your being bondable, (3) your passing a criminal background check, (4) your employability in the U.S., (5) your having acceptable results on a motor vehicle records check, and (6) Agreement to the Crawford & Company Confidentiality & Non-Solicitation. The following will outline the specifics of the position.

•	Grade level will be EXO2

•	Base salary will be $175,000 per year ($6,730.77 per pay period)

•	Vacation: 3 Weeks per year

•	Benefits: Those extended to full-time employees

•	Incentive Plan: Participation in The Management Group Annual Incentive Plan

•	Perquisites: Those extended to a Vice President, including a company provided automobile.

*	Note: Indicates items subject to approval of the Company’s Board of Directors

Your employment with the Company is at-will, which means that either you or the Company may terminate your employment at any time, with or without cause. Your job duties, title, compensation and benefits as well as the Company’s policies and procedures may change from time to time during your employment with the Company, except that the at-will nature of your employment may only be changed in a written document signed by you and the Chief Executive Officer of the Company.

I look forward to your leadership and success in fulfilling this most important role for the Company. I request you confirm these terms and conditions with your signature.

Sincerely,

/s/ W. B. Swain
Bruce Swain
EVP and Chief Financial Officer

EXCELLENCE IN EVERYTHING WE TOUCH

5620 Glenridge Drive ¡ Atlanta, Georgia 30342 ¡ (404) 256-0830 ¡ Fax (404) 845-3107 ¡

www.crawfordandcompany.com

W. Forrest Bell

I have reviewed and accept the terms and conditions as offered.

/s/ Forrest Bell	11/20/06
W. Forrest Bell	Date:

EXCELLENCE IN EVERYTHING WE TOUCH

5620 Glenridge Drive ¡ Atlanta, Georgia 30342 ¡ (404) 256-0830 ¡ Fax (404) 845-3107 ¡

www.crawfordandcompany.com

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